Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
EPS under Basic and Diluted Computations

EPS under the basic and diluted computations is as follows:

Year Ended December 31,	2012	2011	2010

Net income	$928	$864	$454
Preferred stock dividends	(45)	-	-

Net income available to common stockholders	$883	$864	$454

Weighted-average common shares outstanding — basic	1,274	1,227	1,191
Common stock equivalent shares related to stock incentive plans	1	2	3

Weighted-average common shares outstanding — diluted (1)	1,275	1,229	1,194

Basic EPS	$.69	$.70	$.38
Diluted EPS	$.69	$.70	$.38

(1)	Antidilutive stock options and restricted stock awards excluded from the calculation of diluted EPS totaled 74 million, 63 million, and 52 million shares in 2012, 2011, and 2010, respectively.